EXHIBIT 10.34

                FOURTH AMENDMENT TO REVOLVING LOAN
                       AND CREDIT AGREEMENT

This is a Fourth Amendment to that Revolving Loan and Credit Agreement (the "Agreement") dated December 8, 1992 among NEW FIRST CITY, TEXAS - CORPUS CHRISTI, N.A. ("Lender") and MIDCOAST ENERGY RESOURCES, INC. (:Borrower") and STEVENS G. HERBST, KENNETH B. HOLMES, JR. AND DAN C. TUTCHER (the"Guarantors"). The loans and indebtedness extended under the Agreement have been assigned to MERCANTILE BANK, N.A., who is now the "Lender" under the Agreement. The Agreement was previously amended by a First Amendment dated January 16, 1993 and by a Second Amendment dated August 15, 1993, and by a Third Amendment dated September 1, 1994.

1.Increase and Extension of Maturity of Line of Credit.   The
maturity of the line of credit established pursuant to section 1.01 of the Agreement is hereby extended to June 1, 1996, and the amount of the line of credit remains Seven Hundred Fifty Dollars ($750,000.00), as increased by such Third Amendment. Borrower shall execute a modification to the Revolving Credit Promissory Note to evidence the extended maturity date.

2.Borrowing Base.   Section 2.10 of the Agreement remains amended
to exclude from "eligible amounts receivable" all accounts receivable from a particular company are over 60 days past due (as "past due" is defined in Section 2.01). The exclusion herein provided is in addition to, and not in lieu of, the other exclusions set forth in Section 2.01.

3.Deletion of Ratios.   Both Section 4.01(i) of the Agreement
(which requires a specified ratio of current assets to current liabilities) and Section 4.01(j) of the Agreement (which requires a specified ratio of cash flow to current maturities) are hereby deleted.

4.Letter of Credit.   From time to time Borrower may require Lender
to issue letters of credit for the benefit of Borrower under the line of credit available under the Agreement. If Lender is required to fund any such letter of credit, then such shall be considered an advance on the line of credit. In no event shall Lender ever be required to make an advance on the total line of credit, or issue a letter of credit under the line of credit, if such would cause the total of (1) the principal advanced and owing on the line of credit PLUS (2) the amounts of then outstanding letters of credit to exceed Seven Hundred Fifty Thousand Dollars ($750,000.00). Thus any letter of credit issued under the line of credit shall reduce the availability of funds thereunder.

Upon issuance or renewal of a letter of credit the Borrower shall pay Lender its then standard fee for such.

5.Terms Loans.   The $140,000.00 term loan established in Section
1.03 of the Agreement no longer remains in effect.  Also a prior
$400,000.00 term loan has been paid. The only remaining loan under the agreement is the line of credit.

6.Ratification of Security Agreement and Guaranty Agreements.
Borrower and Guarantors ratify and confirm that the Security
Agreement and Guaranty Agreements executed and dated July 1, 1993 remain in force and effect, and without limiting them, apply to the line of credit as hereby extended.

7.Ratification of Agreement.   The Agreement, as amended hereby, is
hereby ratified as being in force and effect.  This Fourth
Amendment replaces the terms and provisions of the First Amendment. the Second Amendment and the Third Amendment.

Dated effective the 1st day of September, 1994.

THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,
CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

BORROWER:LENDER:
MIDCOAST ENERGY RESOURCES, INC.MERCANTILE BANK, N.A.

By:_________________________________By:__________________________

  Name:_____________________________   Edward J. Bacak, II
  Title:______________________________   Executive Vice President


GUARANTORS:



____________________________________
Stevens G. Herbst


____________________________________
Kenneth B. Holmes, Jr.


____________________________________
Dan C. Tutcher